UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MAGYAR BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

December 28, 2016

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Magyar Bancorp, Inc. Our Annual Meeting will be held at The State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 9, 2017 at 2:00 p.m.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2016 Annual Report to Stockholders and our Proxy Statement at www.envisionreports.com/MGYR. On December 28, 2016, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting. We will also report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of one director, and the ratification of the appointment of Baker Tilly Virchow Krause LLP as our independent registered public accounting firm for the year ending September 30, 2017.

On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Please note that you must vote your proxy for your shares to be represented and voted for the election of directors. Please help save the Company additional solicitation costs by voting your proxy today. Your vote is important.

Sincerely,

/s/ John S. Fitzgerald

John S. Fitzgerald
President and Chief Executive Officer

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

(732) 342-7600

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 9, 2017

Notice is hereby given that the Annual Meeting of the Stockholders of Magyar Bancorp, Inc. (the “Company”) will be held at The State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901, on February 9, 2017 at 2:00 p.m.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of one director;
2.	The ratification of the appointment of Baker Tilly Virchow Krause LLP as our independent registered public accounting firm for the year ending September 30, 2017; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board is not aware of any other such business.

Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on December 16, 2016 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available at 400 Somerset Street, New Brunswick, New Jersey 08901 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders have a choice of voting by proxy card, telephone or the Internet, as described on your proxy card. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder of record present at the Annual Meeting may withdraw his or her proxy and vote personally on any matter properly brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 9, 2017—THIS PROXY STATEMENT, PROXY CARD AND MAGYAR BANCORP, INC.’S 2016 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT WWW.ENVISIONREPORTS.COM/MGYR.

/s/ Karen LeBlon

New Brunswick, New Jersey	Karen LeBlon
December 28, 2016	Corporate Secretary

MAGYAR BANCORP, INC.

PROXY STATEMENT FOR THE
2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 9, 2017

GENERAL INFORMATION

This Proxy Statement and the Annual Report to Stockholders are being furnished to the stockholders of Magyar Bancorp, Inc. (“Magyar Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of Magyar Bancorp for use at the 2017 Annual Meeting of Stockholders. The Annual Meeting will be held on Thursday, February 9, 2017 at 2:00 p.m., at The State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated December 28, 2016 and is first being made available to stockholders on or about December 28, 2016.

The 2017 Annual Meeting of Stockholders

Date, Time and Place	The Annual Meeting of Stockholders will be held on Thursday, February 9, 2017, at 2:00 p.m., at The State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901.

Record Date	December 16, 2016.

Shares Entitled to Vote	5,820,746 shares of Magyar Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on (i) the election of one director, (ii) the ratification of the appointment of Baker Tilly Virchow and Krause LLP as our independent registered public accounting firm for the year ending September 30, 2017.

Vote Required	Directors are elected by a plurality of votes cast, including shares voted by Magyar Bancorp, MHC, and without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is withheld. The ratification of the appointment of Baker Tilly Virchow Krause LLP as independent registered public accounting firm will be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Board of Directors’ Recommendations	Your Board of Directors unanimously recommends that stockholders vote “FOR” the election of the director nominee listed in this Proxy Statement, and “FOR” the ratification of the appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for the year ending September 30, 2017.

Magyar Bancorp	Magyar Bancorp, a Delaware corporation, is the bank holding company for Magyar Bank, an FDIC-insured, New Jersey-chartered savings bank that operates six full-service banking offices. At September 30, 2016, Magyar Bancorp had $584 million in total assets. Our principal executive offices are located at 400 Somerset Street, New Brunswick, New Jersey 08901, and our telephone number is (732) 342-7600. Magyar Bancorp, MHC, a New Jersey-chartered mutual holding company (the “Mutual Holding Company”), holds 3,200,450 shares, or 55.0%, of the Company’s issued and outstanding shares of common stock.

Who Can Vote

The Board of Directors has fixed December 16, 2016 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Magyar Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On December 16, 2016, 5,820,746 shares of Magyar Bancorp common stock were outstanding and held by approximately 480 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. The presence by proxy of the Mutual Holding Company’s shares of common stock will assure a quorum is present at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Magyar Bancorp common stock outstanding will be entitled to one vote for each share held of record. However, Magyar Bancorp’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Magyar Bancorp (other than the Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The matters to be considered at the Annual Meeting are the election of one director, and the ratification of the appointment of Baker Tilly Virchow Krause LLP as our independent registered public accounting firm for the year ending September 30, 2017.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. Magyar Bancorp could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our Annual Report to Stockholders and our Proxy Statement at www.envisionreports.com/MGYR. On or about December 28, 2016, we mailed a notice to stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request proxy materials in printed form by mail, or electronically by email.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Each of these voting options is described in the notice and the Proxy Card. You should complete and return your Proxy Card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the director nominee named in this Proxy Statement, and “FOR” the ratification of the appointment of Baker Tilly Virchow Krause LLP as our independent registered public accounting firm for the year ending September 30, 2017.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote in person at the Annual Meeting. If you want to vote your shares of Magyar Bancorp common stock that are held in street name in person at the Annual Meeting, you will need a written proxy card in your name from the broker, bank or other nominee who holds your shares.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Participants in Magyar Bancorp Benefit Plans

If you are a participant in the Magyar Bank Employee Stock Ownership Plan, the Magyar Bank 401(k) Profit Sharing Plan, or another benefit plan through which you own shares of Magyar Bancorp common stock, you will receive voting instruction forms with respect to shares you may vote under the plans. Although the trustee or administrator votes all shares held by the plan, each participant may direct the trustee or administrator how to vote the shares of Magyar Bancorp common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote the shares in accordance with the terms of the respective plans.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, including shares voted by Magyar Bancorp, MHC and without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is “WITHHELD.”

The appointment of Baker Tilly Virchow Krause LLP as our independent registered public accounting firm will be determined by a majority of the votes cast, including shares voted by Magyar Bancorp, MHC and without regard to broker non-votes or proxies marked “ABSTAIN.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Magyar Bancorp prior to the voting of such proxy;
•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or
•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

Attention:    Karen LeBlon

Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker's instructions regarding the revocation of proxies.

Solicitation of Proxies

Magyar Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Magyar Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Magyar Bancorp common stock and secure their voting instructions. MagyarIf necessary, Magyar Bancorp may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the issued and outstanding shares of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”). The following table sets forth, as of December 16, 2016, certain information regarding persons who beneficially owned more than five percent of the Company’s issued and outstanding shares of Common Stock:

Principal Stockholders

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding(1)

Magyar Bancorp, MHC 400 Somerset Street P.O. Box 1365 New Brunswick, New Jersey 08903	3,200,450(2)	55.0%(2)
PL Capital Group 20 E. Jefferson Avenue Suite 22 Naperville, IL 60540	580,657(3)	9.9%(3)

(1)	Based on 5,820,746 shares of Magyar Bancorp common stock outstanding on December 16, 2016.
(2)	The Board of Directors of Magyar Bancorp, MHC consists of those persons who serve on the Board of Directors of Magyar Bancorp, Inc.
(3)	Based on a Schedule 13D/A filed by PL Capital Group with the SEC on September 20, 2012.

Management

The following table sets forth information about the shares of Magyar Bancorp common stock owned by each nominee for election as director, each incumbent director, each Magyar Bancorp executive officer, and all nominees, incumbent directors and executive officers as a group, as of December 16, 2016.

Names	Age	Position(s) Held in the Company	Shares Owned Directly and Indirectly(1)	Percent of Class(2)

NOMINEES

Edward C. Stokes, III	68	Director	46,348	*

DIRECTORS CONTINUING IN OFFICE

John S. Fitzgerald	52	President and Chief Executive Officer and Director	86,427	1.5%

Thomas Lankey	56	Vice Chairman of the Board	33,714	*

Joseph A. Yelencsics	62	Director	24,128	*

Andrew G. Hodulik, CPA	60	Director	25,114	*

Martin A. Lukacs, D.M.D.	70	Director	23,433	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Jon R. Ansari	42	Executive Vice President and Chief Financial Officer	80,695	1.4%

Brian Stanley	64	Senior Vice President and Chief Lending Officer	17,286	*
All directors and executive officers as a group (10 persons)			409,594(3)	7.0%

*	Less than 1% (footnotes on next page)

(1)	Unless otherwise indicated, each person effectively exercises sole, or shared with spouse, voting and dispositive power as to the shares reported. Includes 6,576 shares and 14,241 shares owned by Mr. Fitzgerald and Mr. Ansari, respectively, through the Magyar Bank 401(k) Profit Sharing Plan. Includes 8,399 shares, 8,333 shares and 5,836 shares allocated to Mr. Fitzgerald, Mr. Ansari and Mr. Stanley, respectively, in the Magyar Bank Employee Stock Ownership Plan (“ESOP”) and 32,500 shares, 32,500 shares and 5,000 shares underlying options exercisable within 60 days of December 16, 2016 held by Mr. Fitzgerald, Mr. Ansari and Mr. Stanley, respectively. Includes 10,212 shares, 9,076 shares, 10,212 shares, 9,076 shares and 9,076 shares underlying options exercisable within 60 days of December 16, 2016 held by Mr. Lankey, Mr. Lukacs, Mr. Hodulik, Mr. Stokes and Mr. Yelencsics, respectively.

(2)	Based on 5,820,746 shares of Magyar Bancorp common stock outstanding as of December 16, 2016, plus the number of shares that such person or group of persons have the right to acquire within 60 days of December 16, 2016.
(3)	Includes 72,446 shares beneficially owned, or which may be acquired pursuant to the exercise of stock options, by two current directors whose term of office expires at the Annual Meeting.

Stock Ownership and Retention Policy

The Board believes Directors and Executive Officers (defined as the Chief Executive Officer and Executive Vice Presidents) should have a financial investment in the Company. Each Director is expected to own at least $75,000 in common stock, based on original purchase value (excluding unexercised stock options), the Chief Executive Officer is expected to own at least $150,000 in common stock, based on original purchase value (excluding unexercised stock options), and each Executive Vice President is expected to own at least $50,000 in common stock, based on original purchase value (excluding unexercised stock options), within four years of being elected to the Board or appointed as an officer. The ownership guidelines for Directors and Executive Officers are as follows:

		Value of Common Stock

•	Chief Executive Officer	$150,000
•	Directors	$ 75,000
•	Executive Vice Presidents	$ 50,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the year ended September 30, 2016.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members and is divided into three classes, with one class of directors elected each year. Effective at the Annual Meeting, two directors whose term of office expire and who have attained retirement age will discontinue service, and the size of the board will be reduced to six. One director will be elected at the Annual Meeting to serve for a three-year period and until his successor has been elected and shall qualify.

The Board has nominated Edward C. Stokes, III for election as a director at the Annual Meeting. If he is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominee would be unable to serve, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for the past five years of each of the Company’s directors and executive officers.

Director Nominee – to serve for a three-year period

Edward C. Stokes, III. Mr. Stokes is the managing partner of the law firm of Stokes and Throckmorton. He is also the General Counsel of Magyar Bank. He has been a director of the Bank since 2001 and of the Company since its inception in 2005. As an experienced attorney, Mr. Stokes brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations of the Bank and the Company.

Continuing Directors

Terms to Expire Following Fiscal Year Ending September 30, 2017

Andrew G. Hodulik, CPA. Mr. Hodulik is a certified public accountant with the accounting firm of Hodulik & Morrison, P.A. He has been a director of the Bank since 1995 and of the Company since its inception in 2005. As a certified public accountant and partner in an accounting firm, Mr. Hodulik brings to the Board of Directors valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Martin A. Lukacs, D.M.D. Dr. Lukacs is retired. He has been a director of the Bank since 2000 and of the Company since its inception in 2005. Dr. Lukacs’ years of experience as owner and manager of his own local practice brings valuable leadership that meets the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Terms to Expire Following Fiscal Year Ending September 30, 2018

John S. Fitzgerald. Mr. Fitzgerald was appointed President and Chief Executive Officer of the Company and the Bank on May 27, 2010. Prior to this appointment, Mr. Fitzgerald served as the Executive Vice President and Chief Operating Officer of Magyar Bank and of the Company since October 2007. Mr. Fitzgerald joined Magyar Bank in June 2001. Mr. Fitzgerald has over 30 years experience in the banking industry. As Chief Executive Officer, his experience in leading the Company and the Bank and his responsibilities for the strategic direction and management of the Company’s day-to-day operations brings broad industry and specific institutional knowledge and experience to the Board of Directors.

Thomas Lankey. Mr. Lankey is the Senior Vice President of Long Term Care of Solaris Health Systems. Mr. Lankey’s first cousin is Joseph Yelencsics, who is also a director. He has been a director of the Bank since 1994 and of the Company since its inception in 2005. Mr. Lankey is also currently the Mayor of Edison Township. Mr. Lankey’s experience in various senior management roles and expertise in compensation and healthcare management brings to the Board valuable experience and perspective and other qualities that are beneficial to the Company.

Joseph A. Yelencsics. Mr. Yelencsics is a private investor. He was a part owner of Bristol Motors, Inc., an automobile dealership. Mr. Yelencsics is the first cousin of Thomas Lankey, who is also a director. He has been a director of the Bank since 2000 and of the Company since its inception in 2005. Mr. Yelencsics’ experience as owner and operator of his own company brings valuable leadership and business skills that meet the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Executive Officers of the Company and the Bank Who Are Not Directors

Jon R. Ansari. Mr. Ansari is the Executive Vice President and Chief Financial Officer of Magyar Bank and of the Company. Mr. Ansari joined Magyar Bank in July 1999. Prior to being appointed to his current position in June 2005, Mr. Ansari held various financial positions at Magyar Bank, such as Vice President of Finance, Controller, Assistant Controller and Accountant.

Brian Stanley. Mr. Stanley is the Senior Vice President and Chief Lending Officer of Magyar Bank and the Company. Mr. Stanley joined Magyar Bank in April 2005 as Senior Vice President and Commercial Lending Department Head. Prior to joining Magyar Mr. Stanley was a Commercial Lending Team Leader with PNC Bank, and Vice President, Commercial Lending with UnitedTrust Bank. Mr. Stanley has over 35 years of banking experience.

Corporate Governance

Magyar Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board Independence

The Board has determined that each member of the Board of Directors, with the exception of Mr. Fitzgerald, is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Mr. Fitzgerald is not considered to be independent due to his role as President and Chief Executive Officer of the Company and the Bank. In determining the independence of the directors, the Board of Directors considered (i) $58,513 in legal fees paid by Magyar Bank during the year ended September 30, 2016 to a law firm for which Director Stokes serves as a partner, and (ii) the loans outstanding to individual directors made in compliance with applicable banking regulations.

Attendance at Annual Meetings of Stockholders

Magyar Bancorp does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts. All of our directors attended the 2016 Annual Meeting of Stockholders.

Board Meetings and Committees

The Board of Directors of Magyar Bancorp met one time during the fiscal year ended September 30, 2016. The Board of Directors of Magyar Bank met 12 times during the fiscal year ended September 30, 2016. No director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he served during fiscal 2016, including Board and committee meetings of the Company and the Bank. Executive sessions of the independent directors are regularly scheduled.

The Company has four standing Board committees: Nominating and Corporate Governance Committee; Audit Committee; Compensation Committee; and Executive Committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending the following to the Board: director nominees, director committee structure and membership, and corporate governance guidelines. The Nominating and Corporate Governance Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.magbank.com. The Nominating and Corporate Governance Committee currently consists of Directors Lukacs, Stokes and Yelencsics.

Audit Committee. The Audit Committee is responsible for overseeing the financial reporting, internal control and internal and external audit processes. This responsibility includes reviewing reports filed with the SEC, the internal audit function, the audit plan and performance of the internal auditor, as well as appointing, overseeing and evaluating the independent registered public accounting firm. The Audit Committee is also responsible for reviewing and approving related party transactions that require proxy statement disclosure. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board believes that Director Hodulik qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.magbank.com. The report of the Audit Committee is included elsewhere in this Proxy Statement. The Audit Committee currently consists of Directors Hodulik, Lukacs, Lankey and Yelencsics.

Compensation Committee. The Compensation Committee is responsible for recommending to the Board the compensation of the Chief Executive Officer and executive management, reviewing and administering overall compensation policy, reviewing performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of directors and other matters of personnel policy and practice. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.magbank.com. The Compensation Committee currently consists of Directors Lankey, Hodulik, and Yelencsics.

Executive Committee. The Executive Committee is authorized to act, with some exceptions, with the same authority as the Board of Directors of Magyar Bancorp between meetings of the Board. The Board has adopted a written charter for the Executive Committee, which is available at the Company’s website at www.magbank.com. The Executive Committee is comprised of Directors Fitzgerald, Lankey, Hodulik and Stokes.

Committee Membership.

The following chart provides information about Board committee membership and the number of meetings that each committee held in fiscal 2016:

Names	Nominating and Corporate Governance Committee	Audit Committee	Compensation Committee	Executive Committee
Director (1)
Andrew G. Hodulik, CPA		X	X	X
Thomas Lankey		X	X	X
Martin A. Lukacs, D.M.D.	X	X
Edward C. Stokes, III	X			X
Joseph A. Yelencsics	X	X	X
John S. Fitzgerald[2]				X
Number of meetings in fiscal 2016	1	4	4	0

(1)	The Chairman of the Board attends meetings as an ex officio member of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee.
(2)	John Fitzgerald is an officer of the Company and, with the exception of the Executive Committee, is not a member of the Board Committees listed.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct for employees, including the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions. This code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. This document is available on the Company’s website at www.magbank.com. Amendments to and waivers from the code of ethics and business conduct will be disclosed on the Company’s website.

As a mechanism to encourage compliance with the code of ethics and business conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The code of ethics and business conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the code of ethics and business conduct.

Board Leadership Structure

The Board of Directors has separated the position of Chairman of the Board from the position of Chief Executive Officer. The Board of Directors believes this structure provides an efficient and effective leadership model for the Company. Separating the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. The Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board of Directors. The Chairman of the Board also leads regularly scheduled executive sessions of the Board. The current Chairman of the Board is Joseph J. Lukacs, Jr., who will retire from the Board upon the expiration of his term at the Annual Meeting. The Board expects to appoint a successor Chairman of the Board following the Annual Meeting.

To assure effective independent oversight, the Board has adopted a number of governance practices to enhance its independence, including holding regularly scheduled executive sessions of the independent directors. In addition, the Compensation Committee, comprised solely of independent directors, conducts performance evaluations of the Chief Executive Officer. The Board, in conjunction with the Nominating and Corporate Governance Committee, which is comprised solely of independent directors, regularly reviews the Board’s leadership structure.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from the members of the Company’s senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The Board of Directors (or the appropriate Board committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization, which enables the Board or the appropriate Board committee to identify, mitigate and monitor the material business risks of the Company. When a committee is charged with management of a particular risk, the Chairman of the committee reports risk-related matters addressed by the committee at the next meeting of the full Board of Directors. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board Nominations

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with the skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter, subject to prior approval from the Board, to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time.

The Nominating and Corporate Governance Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. We do not maintain a specific diversity policy, but the diversity of the Board of Directors is considered in our review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the NASDAQ Corporate Governance Listing Standards, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an “audit committee financial expert.”

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, New Brunswick, New Jersey 08901. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;
•	the name and address of the nominating stockholder as he/she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	the name, address and contact information for the nominated candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at an Annual Meeting.”

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, New Brunswick, New Jersey 08901. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman of the Board will:

•	forward the communication to the director(s) to whom it is addressed;
•	handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, a summary of all communications received since the last meeting will be presented and those communications will be made available to the directors upon request.

Transactions with Certain Related Persons

Federal law and regulation generally require that all loans or extensions of credit to executive officers and directors of a bank be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, applicable regulations permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Magyar Bank extends loans to its executive officers and directors on the same terms as available to all employees, in compliance with these regulations.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Magyar Bank. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and Regulation O.

The Company offers a 1% reduction to its publicly available interest rates on loans to employees and directors of the Bank. Item 404 of SEC regulation S-K requires disclosure of certain related person transactions since the beginning of the Company's fiscal year. All such loans to the Company's directors and executive officers are made subject to the Bank's credit standards and are subject to approval by the Bank's Board of Directors. Information regarding the transactions for the period October 1, 2015 through September 30, 2016 is presented in the following table.

Name	Position Held in the Company	Largest Aggregate Amount Outstanding During Period	Amount Outstanding at September 30, 2016	Interest Rate	Amount of Principal Paid During the Year	Amount of Interest Paid During the Year
Martin Lukacs	Director	$180,000	$0	4.00%	$180,000	$2,184

The Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2016;
•	met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;
•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended;
•	received the written disclosures from the independent registered public accounting firm required by the PCAOB, and discussed with the independent registered public accounting firm its independence from the Company; and
•	pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and be filed with the SEC. In addition, the Audit Committee appointed Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017, subject to the ratification of this appointment by the stockholders.

The Audit Committee

Andrew G. Hodulik, CPA (Chairman)

Martin A. Lukacs, D.M.D.

Thomas Lankey

Joseph A. Yelencsics

Executive Compensation

Determination of Executive Compensation

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of stockholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of the Company’s common stock through stock-based compensation at all levels of management; and

•	To maintain compensation levels that are competitive with other financial institutions, and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer. In setting salaries for fiscal year 2016, the Board of Directors utilized bank compensation surveys compiled by the American Bankers Association as well as other survey data prepared by trade groups and independent benefit consultants. The Company did not engage a compensation consultant to assist in establishing executive compensation in fiscal year 2016. In setting the base salaries, the Board of Directors also considered a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Summary Compensation Table. The following table sets forth, for the fiscal years ended September 30, 2016 and 2015, certain information as to the total remuneration paid by Magyar Bank to its Chief Executive Officer as well as to the two most highly compensated executive officers of Magyar Bank, other than the Chief Executive Officer, who received total salary and bonus in excess of $100,000. Each of the individuals listed in the table below is referred to as a “Named Executive Officer.”

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
John S. Fitzgerald	2016	372,631	62,000	—	—	—	—	90,887	525,518
President and Chief Executive Officer	2015	358,172	42,000	—	—	—	—	52,598	459,522

Jon R. Ansari	2016	277,657	48,000	—	—	—	—	70,050	395,707
Executive Vice President and Chief Financial Officer	2015	272,746	34,000	—	—	—	—	68,367	375,113

Brian Stanley	2016	184,436	14,000	—	—	—	—	23,165	221,601
Senior Vice President and Chief Lending Officer	2015	176,995	0	---	---	---	---	21,883	198,878

(1)	Includes payments during fiscal year 2016 and 2015 for the following:

Name	Fiscal Year	401(k) Plan ($)	Supplemental Executive Retirement Plan ($)	Disability/Life/AD&D/LTD/Long Term Care Insurance ($)	Automobile Allowance ($)	Medical & Dental Insurance ($)	Country Club Dues ($)	ESOP ($)*
John S. Fitzgerald	2016	5,300	43,791	3,308	10,262	218	21,451	6,557
	2015	5,281	43,791	3,308	—	218	—	6,752

Jon R. Ansari	2016	5,300	40,895	3,482	—	13,816	—	6,557
	2015	4,022	40,895	3,482	—	13,216	—	6,752

Brian Stanley	2016	3,689	—	4,368	—	10,363	—	4,745
	2015	3,067	—	4,303	—	9,917	—	4,596

*	Dollar amounts shown for the ESOP reflect the fair market value at fiscal year end of the shares of common stock allocated in that fiscal year to each officer pursuant to the ESOP.

Benefit Plans

Employment Agreements. Magyar Bancorp entered into an employment agreement, effective November 1, 2007, with John S. Fitzgerald, the President and Chief Executive Officer of the Company and of Magyar Bank. At that time, Mr. Fitzgerald was the Executive Vice President and Chief Operating Officer of the Company and Magyar Bank. The employment agreement replaced the change in control agreement previously entered into between the Company and Mr. Fitzgerald. The agreement had an initial term of 36 calendar months. Commencing December 31, 2007, and continuing on December 31st of each year thereafter, the agreement renews for an additional period such that the remaining term is thirty-six months, unless written notice of non-renewal is provided. The employment agreement was amended in July 2012 in order to reflect Mr. Fitzgerald’s promotion to President and Chief Executive Officer of the Company and Magyar Bank.

Under the agreement, the current base salary is $376,500 per year, which may be increased but not decreased. In addition, Mr. Fitzgerald is entitled to participate at no cost to executive in all benefit plans provided uniformly to other permanent full-time employees.

If Mr. Fitzgerald voluntarily terminates his employment, or his employment is terminated for cause, no benefits are provided under the agreement. In the event (i) of the involuntary termination of the executive’s employment for any reason other than disability, retirement or termination for cause, or (ii) the executive’s resignation upon the occurrence of certain events constituting “constructive termination,” including failure to appoint him to his current position, a material reduction in his duties, functions or responsibilities, or a breach by the Company of the agreement, Mr. Fitzgerald would be entitled to a severance benefit equal to two times his then current base salary. In the event that the severance payment provisions of the employment agreement are triggered other than following a change in control, the executive would be entitled to a cash severance benefit in the amount of approximately $753,000. If Mr. Fitzgerald’s employment is involuntarily terminated at any time following a change in control of Magyar Bancorp or Magyar Bank, he is entitled to a severance benefit equal to two times the sum of his then current base salary plus any earned and accrued but unpaid bonus for the year of termination. Accordingly, in the event that the severance payment provisions of the employment agreement are triggered following a change in control occurring on the last day of the 2016 fiscal year, the executive would also be entitled to a cash severance benefit in the amount of approximately $877,000.

Magyar Bancorp also entered into an employment agreement, effective July 26, 2012, with Jon R. Ansari, the Executive Vice President and Chief Financial Officer of the Company and Magyar Bank. The employment agreement replaced the change in control agreement previously entered into between the Company and Ansari. The agreement has an initial term of 12 calendar months. Commencing December 31, 2012, and continuing on December 31st of each year thereafter, the agreement renews for an additional period such that the remaining term will be 12 months, unless written notice of non-renewal is provided.

Under the agreement, the current base salary is $278,400 per year, which may be increased but not decreased.

The terms of Mr. Ansari’s employment agreement are substantially similar to the terms of Mr. Fitzgerald’s employment agreement.

In the event of his involuntary termination of employment without cause or his resignation for the same reasons as under Mr. Fitzgerald’s employment, Mr. Ansari will also be entitled to a severance benefit equal to two times his then current base salary. If Mr. Ansari’s employment is terminated other than for cause or following a change in control, Mr. Ansari would be entitled to a cash severance benefit in the amount of approximately $556,800. If Mr. Ansari’s employment is involuntarily terminated (other than for cause) at any time following a change in control of Magyar Bancorp or Magyar Bank, he is entitled to a severance benefit equal to two times the sum of his then current base salary plus any earned and accrued but unpaid bonus for the year of termination. If a change in control and termination of employment had occurred on the last day of the 2016 fiscal year, Mr. Ansari would have been entitled to a cash severance benefit in the amount of approximately $652,800.

If either executive’s employment is terminated for any of the reasons specified in the preceding paragraph that would entitle the executive to a severance payment, the Company will cause to be continued for 24 months, at its sole expense, life insurance coverage and non-taxable medical and dental insurance coverage substantially identical to the coverage maintained by the Company and/or the Bank prior to the termination of his employment.

The agreements provide that in no event shall the aggregate payments or benefits to be made or afforded to the executive under the agreement constitute an “excess parachute payment,” and in order to avoid such a result, such payments or benefits will be reduced, if necessary, to an amount which is one dollar ($1.00) less than an amount equal to three (3) times the executive’s “base amount,” as determined in accordance with said Section 280G of the Internal Revenue Code.

The agreements also provide that, other than following a change in control, the executives shall not compete with Magyar Bank or the Company for a period of one year following their termination of employment with Magyar Bank or the Company.

Change-in-Control Agreement. In June 2012, the Company entered into a one-year change-in-control agreement with Brian Stanley, the Senior Vice President and Chief Lending Officer of the Company and Magyar Bank, that provides certain benefits in the event of a termination of employment following a change in control of the Company or Magyar Bank. Commencing on each anniversary date, the agreement will be renewed for an additional year so that the remaining term will be one year, subject to termination by the Board of Directors on notice of non-renewal. The change-in-control agreement enables the Company to offer Mr. Stanley certain protections against termination without just cause in the event of a change in control.

Following a change in control of the Company or Magyar Bank, Mr. Stanley is entitled under the agreement to a payment if his employment is terminated during the term of such agreement, other than for just cause, or if he voluntarily terminates employment during the term of such agreement as a result of a demotion, loss of title, office or significant authority (in each case, other than as a result of the fact that either Magyar Bank or Magyar Bancorp is merged into another entity in connection with a change in control and will not operate as a stand-alone, independent entity), reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. If there is a change in control followed by a termination of employment, Mr. Stanley will receive a cash payment equal to the sum of his highest rate of base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum. In accordance with the foregoing, if a change of control had occurred as of September 30, 2016 that resulted in a termination of employment, Mr. Stanley would have been entitled to a cash payment in the aggregate amount of approximately $200,831. In addition to the cash payment, Mr. Stanley is entitled to receive life, medical, and dental coverage, at no cost, for a period of 12 months from the date of termination. Notwithstanding any provision to the contrary in the change-in-control agreements, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended.

Stock-Based Incentive Plan. In 2007, stockholders approved Magyar Bancorp’s Equity Incentive Plan (the “Equity Plan”) to provide officers, employees and directors with additional incentives to promote the growth and performance of the Company. The Equity Plan authorized the issuance of up to 381,260 shares of Magyar Bancorp common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. Stock options are either “incentive” stock options or “non-qualified” stock options. Under the Equity Plan, the exercise price of options may not be less than the fair market value on the date the stock option is granted. The Equity Plan provides that neither the Compensation Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted. No more than 108,931 shares may be issued as restricted stock awards.

Employees and outside directors of Magyar Bancorp or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.

The Committee may designate whether any stock appreciation rights, stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement, involuntary termination of employment of service following a change in control, or other enumerated events.

As of September 30, 2016, there were 188,276 options outstanding to acquire shares of common stock and 0 shares of restricted stock subject to future vesting. As of September 30, 2016, 84,053 shares of common stock under the plan remains available for future grants as stock options.

The Company does not have any equity compensation program that was not approved by its stockholders, other than the ESOP.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of September 30, 2016 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2016 (1)
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

John S. Fitzgerald	32,500	—	—	$14.61	3/1/2017	—	—	—	—
Jon R. Ansari	32,500	—	—	$14.61	3/1/2017	—	—	—	—
Brian Stanley	5,000	—	—	$14.61	3/1/2017	—	—	—	—

(1)       All equity awards noted in this table were granted pursuant to the 2006 Equity Incentive Plan, which were approved by stockholders on February 12, 2007, and represent all awards held at September 30, 2016 by the Named Executive Officers

Defined Benefit Pension Plan. Magyar Bank sponsors the Magyar Savings Bank Retirement Plan, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). The Retirement Plan was frozen as to new accruals effective as of February 15, 2006. Magyar Bank annually contributes an amount to the plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The regular form of retirement benefit is a life annuity (if the participant is single) and a joint and survivor annuity (if the participant is married); however, various alternative forms of joint and survivor annuities may be selected instead. In the event a participant dies before his annuity starting date, death benefits will generally be paid to the participant’s surviving spouse in the form of a pre-retirement survivor annuity.

A participant who retires on his normal retirement date is entitled to an annual benefit equal to his accrued benefit based on a retirement benefit formula equal to the sum of 35% of the participant’s average annual compensation plus 22.75% of his average annual compensation in excess of covered compensation. However, participants who have earned less than 35 years of service at the end of the plan year in which they attain normal retirement age will be entitled to reduced benefits. The minimum amount of annual retirement benefit provided to participants who retire on their normal retirement date will be equal to 1.5% of the participant’s average annual compensation multiplied by the participant’s number of years of service, up to a maximum of 30 years.

Executive Supplemental Retirement Income Agreements. Magyar Bank adopted an Executive Supplemental Retirement Income Agreement for Jon Ansari and for John Fitzgerald effective as of January 1, 2006 (“2006 SERPs”). The 2006 SERPs are designed to provide an annual benefit to Mr. Ansari at age 65 of $141,143 and to Mr. Fitzgerald at age 65 of $102,362. For these purposes, Messrs. Ansari and Fitzgerald have each established a secular trust in connection with the adoption of the 2006 SERPs. In the fiscal year ended September 30, 2016, Magyar Bank contributed $40,895 and $43,791 to the secular trusts established for Mr. Ansari and Mr. Fitzgerald, respectively, under the 2006 SERP.

Director Fees

Each of the individuals who serves as a director of Magyar Bancorp also serves as a director of Magyar Bank, and, with the exception of John Fitzgerald, earns director fees in that capacity. Magyar Bank pays each director an annual retainer fee of $31,800. The Chairman of the Board of Directors receives an annual retainer fee of $79,200 and the Vice Chairman of the Board of Directors receives an annual retainer fee of $37,200. Each director, except Mr. Fitzgerald, also receives a fee of $550 for each committee meeting attended. The chairman of the Audit Committee also receives an additional retainer fee of $5,400, and members of the Audit Committee are paid a fee of $1,100 for attendance at committee meetings. Aggregate fees paid to directors by Magyar Bancorp and Magyar Bank were $355,900 for fiscal year 2016.

Directors’ Compensation

The following table sets forth for the year ended September 30, 2016 certain information as to the total remuneration paid to the Company’s directors other than Mr. Fitzgerald. Compensation paid to Mr. Fitzgerald is included in “Executive Compensation—Summary Compensation Table.”

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(1)	Nonqualified deferred compensation earnings ($)(2)	All other compensation ($)	Total ($)

Andrew G. Hodulik	50,475	—	—	31,375	—	81,850
Thomas Lankey	48,825	—	—	1,851	—	50,676
Joseph J. Lukacs, Jr., D.M.D.(3)	96,575	—	—	—	—	96,575
Martin A. Lukacs, D.M.D.	42,475	—	—	—	—	42,475
Salvatore J. Romano(3)	41,925	—	—	—	—	41,925
Edward C. Stokes, III	32.050	—	—	10,852	—	42,902
Joseph A. Yelencsics	43,575	—	—	6,441	—	50,016

(1)	Although no stock options were granted in Fiscal Year 2016, each Director held the following stock options as of September 30, 2016. Mr. Hodulik, 10,212 shares , Mr. Lankey, 10,212 shares, Mr. Joseph Lukacs, 11,348 shares, Mr. Martin Lukacs, 9,076 shares, Mr. Romano, 9,076 shares, Mr. Stokes, 9,076 shares and Mr. Yelencsics, 9,076 shares.
(2)	Reflects the above-market earnings on the Director Supplemental Retirement Income And Deferred Compensation Agreements.
(3)	Messrs. Lukacs, Jr. and Romano will retire from the Board upon the expiration of their term as of the Annual Meeting

Director Supplemental Retirement Income and Deferred Compensation Agreements. In 1996, Magyar Bank entered into Director Supplemental Retirement Income and Deferred Compensation Agreements with its directors, including Messrs. Andrew G. Hodulik, Thomas Lankey, Martin A. Lukacs, Edward C. Stokes, III, and Joseph A. Yelencsics, in order to provide retirement, disability and death benefits to such directors and their beneficiaries. The agreements were amended and restated effective January 1, 2006, in order to comply with changes in the tax laws under Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”). The agreements with each director replace a prior non-qualified deferred compensation plan under which each director deferred all or a portion of his or her board fees, committee fees and retainer and such deferrals generated earnings at a 10% interest rate. Under the amended and restated agreements, each director makes an elective contribution equal to such director’s voluntary monthly pre-tax deferrals of board fees, committee fees and or retainer to a so-called secular trust (i.e., a trust where the individual is the grantor) established by such director with the assistance of Magyar Bank; each such trust is referred to as a retirement income trust fund. In addition, Magyar Bank contributes an amount to the retirement income trust funds to supplement the directors’ deferrals, and replace the 10% interest that would have accrued under the prior nonqualified plan. Magyar Bank also makes a contribution, actuarially determined to be equal to the amount necessary to support the annual retirement benefit payable to the director once he reaches his benefit age, based upon a percentage of the director’s total board fees, committee fees and/or retainer in the twelve-month period prior to the date on which the director is entitled to receive retirement benefits. For the 2016 plan year, Magyar Bank contributed an aggregate of $213,119 to the pension plan portion of the agreements. Provided a director has served for at least five years, the director’s retirement benefit will be at least 50% of such board fees, committee fees and/or retainer, with a maximum retirement benefit of 60%, based on years of service. If a director serves less than five years at termination of service, the benefit to such director would be between 12.5% and 20% of such fees and/or retainer. Any director who serves as board chairman for a five-year term (other than the chairman serving as of February 1, 2004) will be entitled to receive a maximum benefit equal to 75% of his fees and/or retainer. Funds contributed to the retirement income trust fund will be invested by the trustee and are taxable to the director in the year of the contribution. Each director is annually given a limited period of time following Magyar Bank’s contribution to the director’s retirement income trust fund to withdraw the contribution to such director’s retirement income trust fund, provided, however, that if a director exercises his withdrawal rights, Magyar Bank will thereafter cease making contributions to the retirement income trust fund and will instead commence bookkeeping entries representing phantom contributions towards the director’s accrued benefit account.

Upon retirement, the amounts accumulated in the director’s retirement income trust fund and/or phantom contributions to any accrued benefit account established for such director, if any, will be annuitized and paid in monthly installments for the payout period unless the director has elected a lump sum payment. In the event the director dies after attaining his benefit age but prior to commencement or completion of his monthly payments, the amounts accrued for the benefit of the director will be paid to his or her beneficiary in either monthly installments or a lump sum. In the event a director has elected to receive a lump sum benefit and dies while employed by Magyar Bank, the balance of his benefit will be paid to his beneficiary in a lump sum. In the event the director’s service is terminated prior to benefit age due to disability, the director will also be entitled to a lump sum benefit.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended September 30, 2016 was Baker Tilly Virchow Krause LLP (“Baker Tilly”). The Audit Committee has

approved the engagement of Baker Tilly to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. That appointment is subject to ratification by the Company’s stockholders at the Annual Meeting. Stockholder ratification of the selection of Baker Tilly is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Baker Tilly, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Representatives of Baker Tilly are expected to attend the Annual Meeting, and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Fees Paid to Baker Tilly

Set forth below is certain information concerning aggregate fees for professional services rendered by Baker Tilly during fiscal years 2016 and 2015:

Audit Fees. The aggregate fees billed to the Company by Baker Tilly for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by Baker Tilly in connection with statutory and regulatory filings and engagements were $135,000 during both fiscal years 2016 and 2015.

Audit-Related Fees. The aggregate fees billed to the Company by Baker Tilly for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees” above were $0 during both fiscal years 2016 and 2015.

Tax Fees. There were no tax fees billed in fiscal years 2016 or 2015.

All Other Fees. There were no “Other Fees” billed for fiscal years 2016 or 2015.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accounting firm and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of Baker Tilly Virchow Krause LLP as independent registered public accounting firm for fiscal year 2017, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, including shares voted by Magyar Bancorp, MHC, but without regard to broker non-votes on proxies marked “ABSTAIN.”

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, under SEC Rule 14a-8, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 400 Somerset Street, P.O. Box 1365, New Brunswick New Jersey 08903, no later than August 30, 2017. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

The bylaws of Magyar Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Magyar Bancorp not less than 90 days prior to the date of Magyar Bancorp’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Magyar Bancorp to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by SEC Rule 14a-8 in effect at the time such proposal is received. Based on the foregoing, in order for notice of new business or a director nominee to be timely for purposes of the stockholders meeting to be held following the September 30, 2017 fiscal year end, notice must be received by Magyar Bancorp by September 29, 2017.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report included in this Proxy Statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.

An additional copy of the Company’s annual report on Form 10-K (without exhibits) for the year ended September 30, 2016, and the proxy statement, will be furnished without charge upon written or telephonic request to John Reissner, Vice President and Investor Relations Officer, 400 Somerset Street, P.O. Box 1365, New Brunswick, New Jersey 08903 or by calling (732) 342-7600.

/s/ Karen LeBlon

New Brunswick, New Jersey	Karen LeBlon
December 28, 2016	Corporate Secretary

.. + MAGYAR BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Magyar Bancorp, Inc. Stockholder Meeting to be Held on February 9, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 1, 2017 to facilitate timely delivery. + 02GYXB

.. Stockholder Meeting Notice The 2017 Annual Stockholders Meeting of Magyar Bancorp, Inc. (“Company”) will be held at 2:00 P.M., Eastern StandardTime on February 9, 2017 at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey 08901. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Your Board of Directors recommends a vote “FOR” Proposals 1 and 2: 1. The election of one director of Magyar Bancorp, to serve for a three-year term: (01) Edward C. Stokes III 2. The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 28, 2016 are the stockholders entitled to vote at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of Magyar Bancorp, Inc. Common Stock as of the close of business on the record date. We ask that you cast your vote promptly. Thank you for your continued support! Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/MGYR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send email to investorvote@computershare.com with “Proxy Materials Magyar Bancorp, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 1, 2017. 02GYXB

.. MAGYAR BANCORP, INC. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 9, 2017. Vote by Internet • Go to www.envisionreports.com/MGYR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote “FOR” Proposals 1 and 2. 1. Election of Directors: For Withhold 01 - Edward C. Stokes III to serve for a + three-year term For Against Abstain 2. The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 11C V + 02GYVB

.. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY — MAGYAR BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS February 9, 2017 2:00 p.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 9, 2017 at 2:00 p.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, a Proxy Statement dated December 28, 2016, and audited financial statements. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

.. + MAGYAR BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Magyar Bancorp, Inc. Stockholder Meeting to be Held on February 9, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 1, 2017 to facilitate timely delivery. + 02GZ0C

.. Stockholder Meeting Notice The 2017 Annual Stockholders Meeting of Magyar Bancorp, Inc. (“Company”) will be held at 2:00 P.M., Eastern StandardTime on February 9, 2017 at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey 08901. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Your Board of Directors recommends a vote “FOR” Proposals 1 and 2: 1. The election of one director of Magyar Bancorp, to serve for a three-year term: (01) Edward C. Stokes III 2. The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 16, 2016 are the stockholders entitled to vote at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. As you know, the Magyar Bank 401(k) Profit Sharing Plan (the “401(k) Plan”) includes an investment alternative to purchase the stock of Magyar Bank’s parent company, Magyar Bancorp, Inc., using funds from your 401(k) Plan account (the “Magyar Bancorp, Inc. Stock Fund”). Diversified Investors Security Corp., as trustee, holds Company common stock in the Magyar Bancorp, Inc. Stock Fund for the benefit of participants who have chosen this investment. You have the right to direct the Trustee how to vote the shares held in your account as of December 16, 2016, the record date for the Annual Meeting, on the proposals to be voted on by the Company’s stockholders. Under the 401(k) Plan, each participant with stock units in the Magyar Bancorp, Inc. Stock Fund has the right to participate in the exercise of voting rights of shares held in the 401(k) Plan by directing your vote to the Trustee. If you fail to give voting instructions, your shares will be voted according to the instructions from the Company. Your vote and the votes of other 401(k) Plan participants will be tallied by Computershare and the results provided to the Trustee. You must give your voting instructions on the internet or by phone no later than 3:00 a.m., Eastern Standard Time, on February 9, 2017 or return the voting instruction form by mail to Computershare, which must be received by 5:00 p.m., Eastern Standard Time, on February 8, 2017. Please note that the voting instructions of individual Plan Participants are kept confidential by the Trustee, who has been instructed not to disclose them to anyone at Magyar Bank or the Company. If you have any questions regarding your voting rights or the terms of the 401(k) Plan, please call John Reissner at (732) 214-2083. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/MGYR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send email to investorvote@computershare.com with “Proxy Materials Magyar Bancorp, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 1, 2017. 02GZ0C

.. MAGYAR BANCORP, INC. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 9, 2017. Vote by Internet • Go to www.envisionreports.com/MGYR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 401(K) PLAN VOTING INSTRUCTION FORM • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote “FOR” Proposals 1 and 2. 1. Election of Directors: For Withhold 01 - Edward C. Stokes III to serve for a + three-year term For Against Abstain 2. The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please be sure to date and sign this voting instruction form in the box below. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 11C V + 02GYYC

.. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 401(K) PLAN VOTING INSTRUCTION FORM — MAGYAR BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS February 9, 2017 2:00 p.m. THIS 401(K) PLAN VOTING INSTRUCTION FORM IS DISTRIBUTED ON BEHALF OF THE 401(K) PLAN TRUSTEE The undersigned participant, former participant or beneficiary of a deceased former participant in the Magyar Bank 401(k) Profit Sharing Plan (“401(k) Plan”), hereby provides the voting instructions specified to the Trustee of the 401(k) Plan (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Magyar Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of December 16, 2016 at the Annual Meeting of Stockholders of Magyar Bancorp, Inc. to be held on February 9, 2017 and at any adjournment or postponement thereof. As to the proposals listed, which are more particularly described in the Proxy Statement dated December 28, 2016, the Trustee will vote the common stock of Magyar Bancorp, Inc. held by the 401(k) Plan Trust to reflect your voting instructions, in the manner described in the accompanying letter from the 401(k) Plan Administrator. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated herein and hereby acknowledges receipt, prior to the execution of this voting instruction form, of a Voting Instructions Letter, a Notice of the Annual Meeting of Stockholders of Magyar Bancorp, Inc., and a Proxy Statement dated December 28, 2016, for the Annual Meeting to be held February 9, 2017. A telephone or internet vote authorizes the Trustee to vote the shares held in your account in the same manner as if you marked, signed, dated and returned this voting instruction form. Please note telephone and internet voting instructions must be provided prior to 3:00 a.m., February 9, 2017. It is not necessary to return this voting instruction form if you vote by telephone or internet. Mailed voting instruction forms must be received by 5:00 p.m. on February 8, 2017. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

.. + MAGYAR BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Magyar Bancorp, Inc. Stockholder Meeting to be Held on February 9, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 1, 2017 to facilitate timely delivery. + 02GZ1C

.. Stockholder Meeting Notice The 2017 Annual Stockholders Meeting of Magyar Bancorp, Inc. (“Company”) will be held at 2:00 P.M., Eastern StandardTime on February 9, 2017 at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey 08901. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Your Board of Directors recommends a vote “FOR” Proposals 1 and 2: 1. The election of one director of Magyar Bancorp, to serve for a three-year term: (01) Edward C. Stokes III 2. The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 16, 2016 are the stockholders entitled to vote at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. As you may know, the Magyar Bank Employee Stock Ownership Plan (the “ESOP”) allows ESOP participants to vote the common stock of Magyar Bank’s parent company, Magyar Bancorp, Inc., that have been allocated to each participant’s ESOP account. First Bankers Trust Services, Inc. is the trustee of the ESOP. The Trustee of the ESOP will pass through to each participant who has shares allocated to his or her account the right to direct the Trustee as to the voting of such shares at the Company’s Annual Meeting of Stockholders, which will be held on February 9, 2017. As a participant, you are eligible to direct the voting of such shares at the Annual Meeting. The Trustee has retained Computershare as its agent to receive the ESOP voting instructions of ESOP participants and to tabulate the results. You must give your voting instructions on the internet or by phone no later than 3:00 a.m., Eastern Standard Time, on February 9, 2017 or return the voting instruction form by mail to Computershare, which must be received by 5:00 p.m., Eastern Standard Time, on February 8, 2017. Please note that the voting instructions of ESOP Participants are kept confidential by the Trustee, which has been instructed not to disclose them to anyone at Magyar Bank or the Company. If you have any questions regarding your voting rights or the terms of the ESOP, please call John Reissner at (732) 214-2083. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. • Internet – Go to www.envisionreports.com/MGYR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. • Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. • Email – Send email to investorvote@computershare.com with “Proxy Materials Magyar Bancorp, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 1, 2017. 02GZ1C

.. MAGYAR BANCORP, INC. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 9, 2017. Vote by Internet • Go to www.envisionreports.com/MGYR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X ESOP Voting Instruction Form • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote “FOR” Proposals 1 and 2. 1. Election of Directors: For Withhold 01 - Edward C. Stokes III to serve for a + three-year term For Against Abstain 2. The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please be sure to date and sign this voting instruction form in the box below. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 11C V + 02GYZC

. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • ESOP VOTING INSTRUCTION FORM — MAGYAR BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS February 9, 2017 2:00 p.m. THIS VOTING INSTRUCTION FORM IS DISTRIBUTED ON BEHALF OF THE ESOP TRUSTEE The undersigned hereby directs First Bankers Trust Services, Inc. as Trustee of the Magyar Bank Employee Stock Ownership Plan to vote all the shares of common stock of Magyar Bancorp, Inc. allocated to the account of the undersigned in the Magyar Bank Employee Stock Ownership Plan at the Annual Meeting of Stockholders to be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 9, 2017 at 2:00 p.m. Eastern Standard Time. As to the proposals listed, which are more particularly described in the Proxy Statement dated December 28, 2016, the Trustee will vote the common stock of Magyar Bancorp, Inc. to be allocated to each participant’s ESOP account to reflect the voting instructions on this voting instruction form, in the manner described in the accompanying letter from the ESOP Plan Administrator. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. This ESOP voting instruction form when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustee’s obligations under ERISA. If no direction is made, the shares allocated to your account will be voted in the same proportion as the shares for which properly executed voting instruction forms have been received. If you vote to “Abstain” on a matter, the shares allocated to your account will be voted by the Trustee as if you had failed to direct the voting of your shares. The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction form of Notice of the Annual Meeting and a proxy statement dated December 28, 2016. A telephone or internet vote authorizes the Trustee to vote the shares allocated to your account in the same manner as if you marked, signed, dated and returned this voting instruction form. Please note telephone and internet voting instructions must be provided prior to 3:00 a.m., February 9, 2017. It is not necessary to return this voting instruction form if you vote by telephone or internet. Mailed voting instruction forms must be received by 5:00 p.m. on February 8, 2017. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.